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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)   April 30, 2003
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                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                 000-22194               36-2815480
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation)                         File Number)          Identification No.)

233 South Wacker Drive, Chicago, Illinois                         60606
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 Transcript of SPSS Inc. First Quarter 2003 Earnings Release Conference Call, April 30, 2003, 10:00 a.m.


ITEM 9: REGULATION FD DISCLOSURE.

      On April 30, 2003, SPSS Inc. held its First Quarter 2003 Earnings Release Conference Call, a transcript of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The content of the conference call repeated the content of the press release issued by SPSS on April 30, 2003 and filed as Exhibit 99.1 to SPSS's current report on Form 8-K filed with the Securities and Exchange Commission (SEC) on May 2, 2003. Because SPSS's Form 8-K filed with the SEC on May 2, 2003 was not filed with the SEC before the commencement of the conference call, SPSS is providing a transcript of the conference call as an exhibit to this Form 8-K.

      In the conference call, SPSS discusses its use of non-GAAP financial measures such as EBITDA. A reconciliation of these non-GAAP financial measures is included in the Press Release filed as Exhibit 99.1 to SPSS's Form 8-K filed with the SEC on May 2, 2003 and posted on SPSS's corporate website at www.spss.com.

      In accordance with the procedural guidance set forth in SEC Release No. 33-8216, the information in this Form 8-K and Exhibit 99.1 attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Disclosure of Results of Operation and Financial Condition."

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by SPSS under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SPSS INC.

                           By:   /s/ EDWARD HAMBURG
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                                 Edward Hamburg,
                                 Executive Vice President, Corporate Operations,
                                 Chief Financial Officer and Secretary

      Dated: May 5, 2003


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